Exhibit 10.2

Section 8(b) of each Restricted Stock Unit Agreement granted under the 2013 Stock Incentive Plan (the “2013 Plan”) and each Restricted Stock Unit Agreement and Performance Stock Unit Agreement granted under the 2023 Equity Incentive Plan (the “2023 Plan” and, together with the 2013 Plan, the “Plans”) to Participants (as defined in the Plans) located in the United States, the United Kingdom, Spain, Germany, Singapore, the United Arab Emirates, Italy, the Netherlands, Australia, Switzerland, Japan, Poland, Brazil, the Republic of Korea and India, and outstanding as of May 15, 2024, is amended in its entirety to provide as follows:

“Withholding. The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local or other taxes of any kind required by law to be withheld with respect to the vesting of this award. On each Vesting Date (or other date or time at which the Company is required to withhold taxes associated with this award), unless the Company determines to retain from the shares otherwise issuable on such date a number of shares of Common Stock having a fair market value (as determined by the Company) equal to the Company’s minimum statutory withholding obligation with respect to such taxable event, the Participant hereby instructs the Company to sell on behalf of the Participant the number of vested shares subject to this award having a fair market value (as determined by the Company) equal to the Company’s minimum statutory withholding obligation with respect to such taxable event. If the Company is unable to retain sufficient shares of Common Stock or sell such number of vested shares, as applicable, to satisfy such tax withholding obligation, the Participant acknowledges and agrees that the Company or an affiliate of the Company shall be entitled to immediate payment from the Participant of the amount of any tax required to be withheld by the Company. Notwithstanding the forgoing, the Participant may elect to satisfy the Company’s minimum statutory withholding obligation with respect to such taxable event by wiring immediately available funds or delivering a certified or cashier’s check to the Company by the applicable Vesting Date in an amount equal to such withholding obligation; provided that the Participant shall provide written notice to the Company of such an election at least five business days in advance of the applicable Vesting Date. The Company shall not deliver any shares subject to this award to the Participant until it is satisfied that all required withholdings have been made.”

La Sección 8(b) de cada Acuerdo de Unidad de Acciones Restringidas otorgado en virtud del Plan de Incentivos de Acciones de 2013 (el "Plan de 2013") y el Plan de Incentivos de Acciones de 2023 (el "Plan de 2023" y, junto con el Plan de 2013, los "Planes") a los Participantes (según se definen en los Planes) ubicados en Argentina, y en circulación al 15 de mayo de 2024, se modifica en su totalidad para establecer lo siguiente:

Retenciones. El Participante reconoce y acepta que la Compañía tiene derecho a deducir cualquier impuesto federal, estatal, local o de otro tipo que la ley exija retener, de los pagos de cualquier tipo que se le deban al Participante con respecto a la adquisición de esta adjudicación. En cada Fecha de Adquisición (u otra fecha o momento en que la Compañía deba retener impuestos relacionados con esta adjudicación), salvo que la Compañía determine retener de las acciones que de otra forma fueran emitidas en dicha fecha un número de acciones de Acciones Ordinarias que tengan un valor razonable de mercado (según lo determine la Compañía) equivalente a la obligación legal mínima de retención de la Compañía con respecto a dicho hecho imponible, el Participante por el presente instruye a la Compañía a vender en nombre del Participante, el número de acciones adquiridas sujetas a esta adjudicación que tengan un valor razonable de mercado (según lo determine la Compañía), equivalente a la obligación legal mínima de retención de la Compañía con respecto a dicho hecho imponible. Si la Compañía no puede retener suficientes acciones de Acciones Ordinarias o vender tal cantidad de acciones adquiridas, según corresponda, para satisfacer dicha obligación de retención impositiva, el Participante reconoce y acepta que la Compañía o una afiliada de la Compañía tendrá derecho al pago inmediato por parte del Participante del monto de cualquier impuesto a ser retenido por la Compañía. Sin perjuicio de lo anterior, el Participante puede optar por satisfacer la obligación legal mínima de retención de la Compañía con respecto a dicho hecho imponible mediante transferencia de fondos inmediatamente disponibles o entrega de un cheque certificado o de caja a la Compañía antes de la Fecha de Adquisición correspondiente, por un monto equivalente a dicha obligación de retención; siempre y cuando el Participante notifique por escrito a la Compañía de dicha elección al menos con cinco días hábiles de antelación a la Fecha de Adquisición correspondiente. La Compañía no entregará al Participante ninguna acción sujeta a esta adjudicación hasta que se haya cerciorado de que todas las retenciones requeridas se han efectuado.”

L'article 8(b) de chaque Contrat d'Unités d'Actions Restreintes accordé dans le cadre du Plan d'Intéressement en Actions de 2013 (le « Plan 2013 ») et du Plan d'Intéressement en Actions de 2023 (le « Plan 2023 » et ensemble avec le Plan 2013 les « Plans ») aux Participants (tels que définis dans les Plans) situés en France, et en cours au 15 mai 2024, est modifié dans son intégralité pour prévoir ce qui suit:

Retenue à la source. Le Participant reconnaît et accepte que la Société a le droit de déduire des paiements de toute nature autrement dus au Participant tout impôt fédéral, d'État, local ou autre impôt de toute nature que la loi exige de retenir en ce qui concerne l'acquisition de ces actions. À chaque Date d'Acquisition (ou autre date ou moment auquel la Société est tenue de retenir les impôts liés à cette attribution), à moins que la Société ne décide de retenir sur les actions autrement émises à cette date un nombre d'Actions Ordinaires ayant une juste valeur marchande (telle que déterminée par la Société) égale à l'obligation légale minimale de retenue de la Société à l'égard de cet événement imposable, le Participant donne par la présente instruction à la Société de vendre pour le compte du Participant le nombre d'actions acquises faisant l'objet de cette attribution et dont la juste valeur de marché (telle que déterminée par la Société) est égale à l'obligation de retenue statutaire minimale de la Société en ce qui concerne cet événement imposable. Si la Société n'est pas en mesure de conserver suffisamment d'actions ordinaires ou de vendre le nombre d'actions acquises, selon le cas, pour satisfaire à cette obligation de retenue fiscale, le Participant reconnaît et accepte que la Société ou une société affiliée à la Société soit en droit d'exiger du Participant le paiement immédiat du montant de tout impôt devant être retenu par la Société. Nonobstant ce qui précède, le participant peut choisir de satisfaire à l'obligation légale minimale de retenue à la source de la Société concernant cet événement imposable en virant des fonds immédiatement disponibles ou en remettant un chèque certifié ou un chèque de banque à la Société avant la Date d'Acquisition applicable, d'un montant égal à cette obligation de retenue à la source; à condition que le Participant notifie ce choix par écrit à la Société au moins cinq jours ouvrables avant la Date d'Acquisition applicable. La Société ne remettra au Participant aucune action faisant l'objet de cette attribution tant qu'elle ne se sera pas assurée que toutes les retenues à la source requises ont été effectuées.

L'article 8(b) de chaque Contrat d'Unités d'Actions Restreintes accordé dans le cadre du Plan d'Intéressement en Actions de 2013 (le « Plan 2013 ») et du Plan d'Intéressement en Actions de 2023 (le « Plan 2023 » et ensemble avec le Plan 2013 les « Plans ») aux Participants (tels que définis dans les Plans) situés en Québec, et en cours au 15 mai 2024, est modifié dans son intégralité pour prévoir ce qui suit:

Retenue à la source. Le Participant reconnaît et accepte que la Compagnie a le droit de déduire des paiements de toute nature dus au Participant tout impôt fédéral, d'état, local ou autre impôt de toute nature que la loi exige de retenir en ce qui concerne l'acquisition de cette attribution. À chaque date d’acquisition (ou autre date ou moment auquel la Compagnie est tenue de retenir les impôts liés à cette attribution), à moins que la Compagnie ne décide de retenir sur les actions autrement émises à cette date un nombre d'actions ordinaires ayant une juste valeur marchande (telle que déterminée par la Compagnie) égale à l'obligation légale minimale de retenue de la Compagnie à l'égard de cet événement imposable, le Participant donne par la présente instruction à la Compagnie de vendre pour le compte du Participant le nombre d'actions acquises faisant l'objet de cette attribution et dont la juste valeur de marché (telle que déterminée par la Compagnie) est égale à l'obligation de retenue statutaire minimale de la Compagnie en ce qui concerne cet événement imposable. Si la Compagnie n'est pas en mesure de conserver suffisamment d'actions ordinaires ou de vendre le nombre d'actions acquises, selon le cas, pour satisfaire à cette obligation de retenue fiscale, le Participant reconnaît et accepte que la Compagnie ou une société affiliée à la Compagnie soit en droit d'exiger du Participant le paiement immédiat du montant de tout impôt devant être retenu par la Compagnie. Nonobstant ce qui précède, le Participant peut choisir de satisfaire à l'obligation légale minimale de retenue à la source de la Compagnie concernant cet événement imposable en virant des fonds immédiatement disponibles ou en remettant à la Compagnie, avant la date d'acquisition applicable, un chèque certifié ou un chèque de banque d'un montant égal à cette obligation de retenue à la source; à condition que le Participant notifie ce choix par écrit à la Compagnie au moins cinq jours ouvrables avant la date d'acquisition applicable. La Compagnie ne remettra au Participant aucune action faisant l'objet de cette attribution tant qu'elle ne se sera pas assurée que toutes les retenues obligatoires ont été effectuées.